UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2013

CHINA AUTO LOGISTICS INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52625	20-2574314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 1 FTZ International Auto Mall
86 Tianbao Avenue, Free Trade Zone
Tianjin Province, The People’s Republic of China 300461
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 22-2576-2771

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

 Item 1.01.    Entry into a Material Definitive Agreement.

On November 30, 2013, Tianjin Binhai Shisheng Trading Group Co., Ltd. (“Shisheng”), a wholly-owned subsidiary of China Auto Logistics Inc. (the “Company”), signed an Equity Transfer Agreement (the “Automall Acquisition Agreement”) with Hezhong (Tianjin) International Development Co., Ltd. (“Hezhong”) to purchase 100% of the equity of Tianjin Zhonghe Auto Sales Service Co., Ltd. (“Zhonghe”), which owns and operates the Airport International Automall located in the Tianjin Airport Economic Area (the “Automall Acquisition”).

Under the terms of the Automall Acquisition Agreement, Shisheng will pay RMB 559,768,000 (approximately $91,891,514 as of December 4, 2013) to Hezhong, in four annual installments with an annualized rate of interest of 6%. The initial payment of RMB 240,000,000 (approximately $39,398,400 as of December 4, 2013) is to be paid within 5 business days after the signing of the Agreement. Upon the payment by Shisheng of this first installment, Hezhong will transfer control of Zhonghe to Shisheng. Failure by Shisheng to pay the remaining installments may result in the termination of the Automall Acquisition Agreement, as well as a penalty of 10% of the total transfer price.

The information disclosed in Item 3.02 is incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets

The information disclosed in Item 1.01 is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities

Under the terms of a Consultation Services Contract (the “Consulting Agreement”) among the Company and Pegasus Evolution Co., Ltd. and Miao Jing (collectively, the “Consultants”), dated May 30, 2013, the Consultants agreed to render services to the Company in connection with the Automall Acquisition, and the Company agreed to compensate the Consultants in the event that a formal acquisition agreement was signed. Upon execution of the Automall Acquisition Agreement, the Consultants are to receive a fee equal to 1% of the final purchase price of RMB 559,768,000 (approximately $91,891,514 as of December 4, 2013). The Company, as permitted by the terms of the Consulting Agreement, has agreed to provide this compensation in the form of restricted shares of common stock of the Company. As soon as reasonably practicable, the Company will issue 180,000 shares to Pegasus Evolution Co., Ltd. and 160,000 shares to Miao Jing (collectively, the “Shares”).  Both Pegasus Evolution Co., Ltd. and Miao Jing are non-U.S. persons, and the sale of the Shares is being made in reliance upon the exemptions from securities registration of Section 4(a)(2) and Regulation S of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Item 9.01.    Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Equity Transfer Agreement, by and between Tianjin Binhai Shisheng Trading Group Co., Ltd. and Hezhong (Tianjin) International Development Co., Ltd., dated November 30, 2013

10.2	Consulting Services Contract, by and between China Auto Logistics, Inc., and Pegasus Evolution Co., Ltd. and Miao Jing, dated May 30, 2013

99.1	Press Release dated December 5, 2013

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SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2013

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name:	Tong Shiping
Title:	President and Chief Executive Officer

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